UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2015

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Effective January 1, 2015, MetLife, Inc. implemented certain segment reporting changes related to the realignment of its consumer direct business and the measurement of segment operating earnings. These changes do not impact total consolidated operating earnings or net income and included the following:

•	Revised MetLife, Inc.’s capital allocation methodology, impacting net investment income at the segment level, as well as Corporate & Other;

•	Moved certain tax benefits from Corporate & Other to the business segments, primarily impacting the Retail segment;

•	Realigned MetLife, Inc.’s consumer direct business from Corporate & Other to the Latin America segment, which is where MetLife, Inc. reports its sponsor direct business; and

•	Changed MetLife, Inc.’s expense allocation, primarily impacting the EMEA segment, as well as Corporate & Other.

To aid investors’ understanding of the impact of the items described above, MetLife, Inc. has revised the information presented in its Quarterly Financial Supplement for each of the quarters ended March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 and attached such revised historical financial results (the “Historical Results Financial Supplement”) to this Form 8-K as Exhibit 99.1.

The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The information described under “Item 2.02. Results of Operations and Financial Condition” is hereby incorporated by reference into this Item 7.01. The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014. The Historical Results Financial Supplement is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Senior Vice President and Secretary

Date: April 24, 2015

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EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2104, June 30, 2014, September 30, 2014 and December 31, 2014. The Historical Results Financial Supplement is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

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